SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) 12/28/97


                               FFP Partners, L.P.
             (Exact name of registrant as specified in its charter)


             Delaware                    1-09510               75-2147570
  (State or other jurisdiction of     (Commission File       (IRS Employer
          incorporation)                  Number)         Identification No.)

 2801 Glenda Avenue, Fort Worth Texas                         76117-4391
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (817) 838-4700

         ______________________________________________________________
          (Former name or former address, if changed from last report)

Item 1.  Changes in Control of the Registrant

      (a) On December 28, 1997, pursuant to a vote of its unitholders on December 26, 1997, FFP Partners, L.P. (the "Partnership") completed a restructuring (the "Restructuring") by which the activities previously conducted by the Partnership were separated into two groups. After the Restructuring, the Partnership continues to hold the real estate assets previously used in its retail operations; the fuel and merchandise marketing assets are held and those businesses as well as the other businesses previously conducted by the Partnership are now conducted by FFP Marketing Company, Inc. (the "Marketing Company"), the shares of which are traded on the American Stock Exchange under the symbol "FMM". As a consequence of the Restructuring, control of the Partnership by various persons and entities has changed.

      The Restructuring was accomplished by separating the Partnership's real estate activities from its fuel and merchandise marketing activities in a series of steps. FFP Operating Partners, L.P. (the "Operating Partnership") distributed substantially all the real estate it owned directly to its partners proportionately. As a result, the Partnership directly received ninety-nine (99%) of the real estate and FFP Partners Management Company, Inc. ("FFPMC") received one percent (1%) of the real estate. The Partnership and FFPMC then contributed the real estate to FFP Properties L.P., ("FFP Properties") in exchange for the same proportionate interest in FFP Properties. FFP Partners Management Company, Inc., then transferred its one percent (1%) general partner interest in FFP Partners to FFP Real Estate Trust (the "REIT") in exchange for 37,416 REIT shares.

      The Partnership and the Partnership's general partner (in its capacity as the general partner of the Operating Partnership) then contributed their interests in the Operating Partnership to the Marketing Company in exchange for all of the outstanding stock of the Marketing Company. The Partnership, the ninety-nine percent (99%) limited partner of the Operating Partnership, received 3,741,621 (99%) of the Marketing Company shares and FFPMC, the one percent (1%) general partner of the Operating Partnership, received 37,794 (1%) of the Marketing Company shares. The Partnership then distributed all of the Marketing Company shares that it owned to its partners pro rata. The number of Marketing Company shares distributed was determined solely by reference to the equivalent number of outstanding units of the Partnership and general partner interests. Each current unitholder ("Unitholder") owns the same number of Marketing Company shares as the number of units of the Partnership ("FFP Units") such Unitholder owned prior to the Restructuring.

      In addition, in redemption of its interest in the Partnership, certain corporations, partnerships and trusts associated with the family of John H. Harvison (collectively, the "Harvison Family") surrendered to the Partnership 1,469,943 Units, which represent thirty-nine percent (39%) of the limited partner interests in the Partnership, in exchange for 1,469,943 units in FFP Properties, which represented thirty-nine percent (39%) of the limited partner interests in FFP Properties.

     After the Restructuring, each current Unitholder continues to own the same number of units, which will remain listed for trading on the American Stock Exchange (except the Harvison Family which will own an equivalent number of units of FFP Properties).

      Prior to the Restructuring, FFPMC held a one percent (1%) general partner interest in the Partnership. The Harvison Family owned a thirty-nine percent (39%) limited partner interest in the Partnership. Holders of units (the "Unitholders") collectively held a sixty percent (60%) limited partner interest in the Partnership.

      As a result of the transactions effected by the Restructuring, following the Restructuring, the Unitholders collectively hold a ninety-eight percent (98%) limited partner interest in the Partnership; FFP Real Estate Trust, a Texas real estate investment trust (the "REIT") now holds a two percent (2%) general partner interest in the Partnership and the Harvison Family holds a 40% interest in FFP Properties. A complete description of the beneficial ownership of the Partnership before and after the Restructuring follows under Item 1(b) hereof.

      (b) The following table sets forth the beneficial ownership in the Partnership before and after the Restructuring.

                      Before the Restructuring     After the Restructuring
                      ------------------------     -----------------------
    Name and Address  Number of FFP    Percent    Number of FFP     Percent
    of Beneficial      Units Owned      Owned      Units Owned       Owned
      Owner(1)         Beneficially  Beneficially  Beneficially   Beneficially
                                         (2)                          (2)
John H. Harvison        1,509,943 (3)     40.3%      40,000 (16)       1.8%
Robert J. Byrnes           51,833 (4)      1.4%      35,000 (16)       1.5%
Steven B. Hawkins          26,300 (5)      0.7%      26,300  (5)       1.2%
J.D. St. Clair            118,417 (6)      3.2%      35,000 (17)       1.6%
Michael Triantafellou       6,666 (7)      0.2%       6,666  (7)       0.3%
Robert E. Garrison, II     86,805 (8)      2.3%      86,805  (8)       3.9%
John W. Hughes                  0          0.0%           0            0.0%
Garland R. McDonald       257,667 (9)      6.9%      63,500 (18)       2.8%
John D. Harvison        1,486,610 (10)    40.0%      16,667 (16)       0.7%
E. Michael Gregory         16,667 (11)     0.4%      16,667 (11)       0.7%
Joseph F. Leonardo              0          0.0%           0            0.0%
Randall W. Harvison     1,469,943 (12)    39.7%           0            0.0%
Edmund & Mary Shea Real
  Property Trust          126,700          3.4%     126,700            5.7%
7HBF, Ltd                 699,333 (13)    18.9%           0            0.0%
HBF Financial, Ltd.       738,443 (14)    19.9%           0            0.0%

All directors and
executive officers,
as a group, of FFP's
general partner         1,796,548 (15)    48.5%     188,105            8.4%
  (10 persons before
  and 6 persons after
  the restructuring)
------------------------------------------------------------------------------
(1) All the principal unitholders of FFP Partners may be contacted at FFP Partners' offices, 2801 Glenda Avenue, Fort Worth, Texas 76117-4391.
(2) Based on 3,704,205 issued and outstanding FFP units at December 5, 1997, and 2,234,262 FFP units outstanding after the Restructuring. FFP units that an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table. Class A Units and Class B Units have been combined for purposes of calculating the percent beneficially owned because each class has identical voting and economic rights.
(3) Includes options to acquire 40,000 Class A Units. Also includes 524,333 and Class A Units and 175,000 Class B Units beneficially owned by 7HBF, Ltd. (a Texas limited partnership of which John H. Harvison and members of his family are partners); 738,443 Class A Units beneficially owned by HBF Financial, Ltd. (a Texas limited liability company which is 98%-owned by trusts for the benefit of the children of John H. Harvison); and 32,167 Class A Units owned by a company of which John H. Harvison is an officer and director and one-third of which is owned by trusts for the benefit of his children. 7HBF, Ltd., may be deemed to share beneficial ownership of 144,417 Units with Garland R. McDonald, 49,750 Units with Garland R. McDonald and Barbara J. Smith (John H. Harvison's sister), 83,417 Units with J. D. St. Clair, and 16,833 Units with Robert J. Byrnes. The beneficial ownership of the
      175,000 Class B Units is in dispute based on the prior ownership of Economy Oil Company, the record holder of the units. The dispute is being resolved in the State District Court of Texas.
(4) Includes options to acquire 35,000 Class A Units; also includes 16,833 Class A Units held by a company of which Mr. Byrnes is a director, executive officer, and 50% owner. Mr. Byrnes may be deemed to share beneficial ownership of the 16,833 Class A Units with 7HBF Financial, Ltd.
(5) Includes options to acquire 25,000 Class A Units and 1,300 Class A Units held by an Individual Retirement Account for the benefit of Mr. Hawkins.
(6) Includes options to acquire 30,000 Class A Units and 5,000 Class A Units held directly; also includes 83,417 Class A Units held by a company of which Mr. St. Clair is a director, executive officer, and a one-third owner. Mr. St. Clair may be deemed to share beneficial ownership of the 83,417 Class A Units with 7HBF Financial, Ltd.
(7)   Consists of options to acquire 6,666 Class A Units.
(8) Includes 79,751 Class A Units held directly and 7,054 Class A Units held by an Individual Retirement Account for the benefit of Mr. Garrison.
(9) Includes options to acquire 25,000 Class A Units; also includes 194,167 Class A Units held by two companies of which Mr. McDonald is a director, executive officer, and a 50% owner; also includes 38,500 Class A Units. Mr. McDonald may be deemed to share beneficial ownership of 144,417 Class A Units with 7HBF, Ltd., and of 49,750 Units with 7HBF, Ltd., and Barbara J. Smith (John H. Harvison's sister).
(10) Includes options to acquire 16,667 Class A Units; also includes 524,333 Class A Units and 175,000 Class B Units beneficially owned by 7HBF, Ltd. (a Texas limited partnership of which John D. Harvison and members of his family are partners); and 738,443 Class A Units beneficially owned by HBF Financial, Ltd. (a Texas limited liability company which is 98%-owned by trusts for the benefit of the siblings of John D. Harvison); and 32,167 Class A Units owned by a company one-third of which is owned by trusts for the benefit of John D. Harvison and his siblings. 7HBF, Ltd., may be deemed to share beneficial ownership of 144,417 Units with Garland R. McDonald, 49,750 Units with Garland R. McDonald and Barbara J. Smith (John H. Harvison's sister), 83,417 Units with J. D. St. Clair, and 16,833 Units with Robert J. Byrnes. The beneficial ownership of the 175,000 Class B Units is in dispute based on the prior ownership of Economy Oil Company, the record holder of the units. The dispute is being resolved in the State District Court of Texas.
(11)  Consists of options to acquire 16,667 Class A Units.
(12) Includes 524,333 Class A Units and 175,000 Class B Units beneficially owned by 7HBF, Ltd. (a Texas limited partnership of which Randall W. Harvison and members of his family are partners); and 738,443 Class A Units beneficially owned by HBF Financial, Ltd. (a Texas limited liability company which is 98%-owned by trusts for the benefit of the siblings of Randall W. Harvison); and 32,167 Class A Units owned by a company one-third of which is owned by trusts for the benefit of Randall W. Harvison and his siblings. 7HBF, Ltd., may be deemed to share beneficial ownership of 144,417 Units with Garland R. McDonald, 49,750 Units with Garland R. McDonald and Barbara J. Smith (John H. Harvison's sister), 83,417 Units and 83,417 Marketing Company shares with J. D. St. Clair, and 16,833 Units with Robert J. Byrnes. The beneficial ownership of the 175,000 Class B Units is in dispute based on the prior ownership of Economy Oil Company, the record holder of the units. The dispute is being resolved in the State District Court of Texas.
(13) Includes 524,333 Class A Units and 175,000 Class B Units owned by eight companies which are owned or controlled by 7HBF, Ltd., a limited partnership owned by John H. Harvison and members of his immediate family. 7HBF, Ltd., may be deemed to share beneficial ownership of 144,417 Units with Garland R. McDonald, 49,750 Units with Garland R. McDonald and Barbara J. Smith (John H. Harvison's sister), 83,417 Units and 83,417 Marketing Company shares with J.D. St. Clair, and 16,833 Units with Robert J. Byrnes.
(14) Includes 738,443 Class A Units owned by a company which is owned by HBF Financial, Ltd., a limited liability company 98%, owned by trusts for the benefit of the children of John H. Harvison and 2%, owned by one of his sisters. In addition, HBF Financial, Ltd., owns 31% of the general partner of 7HBF, Ltd.
(15)  Includes the Units discussed in notes 13 and 14.
(16)  Consists of options to acquire Class A Units of FFP Partners, L.P.
(17) Consists of 5,000 Class A Units held directly and options to acquire 30,000 Class A Units.
(18) Consists of options to acquire 25,000 Class A Units of FFP Partners and 38,500 Class A Units held by an Individual Retirement Account for the benefit of Mr. McDonald.

Item 2.  Acquisition or Disposition of Assets

      The transactions described in Item 1 also constituted a disposition of significant assets by the Partnership to FFP Marketing.

      After the Restructuring, the REIT (as defined in Item 1, above) as the new General Partner of the Partnership (see Item 5, below), and FFP Marketing will have certain individuals who serve on both the Board of Trust Managers of the REIT and on the Board of Directors of FFP Marketing. The
relationships between the various entities and individuals both before and after the Restructuring is described more fully in Definitive Schedule 14A of the Partnership filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997, and incorporated herein by reference.

Item 5.  Other Events

      In addition to the transactions described in Items 1 and 2, above, the General Partner of the Partnership has changed. FFPMC was replaced by the REIT as the incoming General Partner of the Partnership.

Item 7.  Financial Statements and Exhibits

(a)   Financial Statements of business acquired.

            Not applicable.

(b)   Pro forma financial information.

            The pro forma financial statements of the Registrant are set forth on pages 21-25 of the Definitive Schedule 14A of the Partnership filed with the Commission on December 10, 1997, and are incorporated herein by reference.

(c)   Exhibits.

      2.1   Restructuring Agreement dated as of December 28, 1997.
      3.1 Amended and Restated Certificate of Limited Partnership of FFP Partners, L.P.
      4.1 Third Amendment dated December 28, 1997, to the Amended and Restated Agreement of Limited Partnership of FFP Partners, L.P.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FFP PARTNERS L.P.
                                          (Registrant)



Date: January 12, 1998                    By: /s/Steven B. Hawkins
                                              Steven B. Hawkins, Vice President